================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: January 4, 1999
                        (Date of earliest event reported)
                             ______________________

                        ALTERNATIVE LIVING SERVICES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                                   1-11999                                   39-1771281
(State or other jurisdiction of             (Commission file number)             (I.R.S. incorporation or organization)
incorporation or organization)

                             ______________________


                        450 N. SUNNYSLOPE ROAD, SUITE 300
                           BROOKFIELD, WISCONSIN 53005
                    (Address of principal executive offices)

                                 (414) 789-9565
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5.  OTHER EVENTS

         On January 4, 1999, the Registrant issued a press release announcing that it had entered into a strategic business alliance with HCR Manor Care, Inc. (the "Press Release"), a copy of which is filed as an exhibit hereto. The text of the Press Release is incorporated herein by this reference.


ITEM 7.  EXHIBITS

         99.1     Press release dated January 4, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 5, 1999


                             ALTERNATIVE LIVING SERVICES, INC.
                             ---------------------------------
                                        (Registrant)


                             By:   /s/ Thomas E. Komula
                                ------------------------------------------------
                                Thomas E. Komula, Senior Vice President,
                                Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX


99.1     Press Release dated January 4, 1999.